UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018 (May 30, 2018)

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Agreement

On September 14, 2018, Quest Solution, Inc. (the “Company”) formally entered into the following agreements (the “Modification Agreements”) with ScanSource, Inc. (“ScanSource”) its senior creditor concerning its outstanding secured promissory note with ScanSource dated July 1, 2016 (the “Original Note”), and other agreements originally entered into with ScanSource on July 1, 2016 (the “Original ScanSource Agreements”):

(i)	Amendment to Security Agreement;

(ii)	Amendment to Pledge and Security Agreement;

(iii)	Prepayment Agreement;

(iv)	Amendment #9 to Trade Credit Extension Letter; and

(v)	Amendment #6 to Secured Promissory Note.

The Company had been in default on the Original Note which had an original balance of $12,492,136.51 and a current balance of $1,926,915.61. In addition, the Company owed ScanSource $6,763,549.41 under the Trade Credit Extension Letter dated July 1, 2016. The Company and ScanSource agreed to amend the amount of the Original Note (the “Modified Note”) to include the $6,763,549.41 balance under the Trade Credit Extension Letter for a total amount of $8,690,465.02. The Modified Note, as amended, provides for repayment as follows:

(i)	$300,000 on September 15, 2018 (which payment has been made);

(ii)	$300,000 on October 15, 2018;

(iii)	$300,000 on November 15, 2018;

(iv)	$500,000 on December 15, 2018; and

(v)	The balance on January 15, 2019.

The Modified Note bears interest at 12% per annum and is secured by all of the Company’s assets pursuant to the Company’s Security Agreement with ScanSource dated July 1, 2016 which has been amended in connection with this new arrangement. These terms are identical to the Original ScanSource Agreements.

The Company and ScanSource also amended the Trade Credit Extension Letter originally dated July 1, 2016 to provide for the establishment of a New Temporary Trade Credit Extension amount of $8,753,752.02. Accordingly, as the Company makes the payments under the Note as outlined above, the Company will have additional trade credit available.

While the Modification Agreements are each dated September 7, 2018, they were formally entered into on September 14, 2018. The foregoing description of the Modification Agreements entered into is not complete and are qualified in their entirety to the full text of such Modification Agreements which are filed as Exhibits 10.1 - 10.5 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation

As described in Item 1.01 above, the Company issued ScanSource a new promissory note in the principal amount of $8,690,465.02 (the “Modified Note”) which encompasses the total amount owed by the Company to ScanSource.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit
Number	Description
10.1	Amendment to Security Agreement with ScanSource, Inc. dated September 7, 2018
10.2	Amendment to Pledge and Security Agreement with ScanSource, Inc. dated September 7, 2018
10.3	Prepayment Agreement with ScanSource, Inc. dated September 7, 2018
10.4	Amendment #9 to Trade Credit Extension Letter with ScanSource, Inc. dated September 7, 2018
10.5	Amendment #6 to Secured Promissory Note with ScanSource, Inc. dated September 7, 2018 (the “Modified Note”)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2018

QUEST SOLUTION, INC.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
President and CEO